SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                 FORM 8-K/A
                               Amendment No. 1

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of report (Date of earliest event reported) August 18, 1995


                   Century Properties Growth Fund XXII
        (Exact Name of Registrant as Specified in Its Charter)

                              California
             (State or Other Jurisdiction of Incorporation)

             0-13418	                  94-2939418
   (Commission File Number)        (I.R.S. Employer Identification No.)

         5665 Northside Drive, N.W., Atlanta, Georgia            30328
          (Address of Principal Executive Offices)          (Zip Code)

                              (404) 916-9090
           (Registrant's Telephone Number, Including Area Code)

                                N/A
       (Former Name or Former Address, if Changed Since Last Report)


	Registrant's Current Report on Form 8-K filed with respect to the sale of Monterey Village on August 18, 1995 is hereby amended as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

	Item 7 is hereby deleted in its entirety and the following is inserted in lieu thereof:

(b)  Pro Forma Financial Information:

     The following pro forma balance sheet as of June 30, 1995, and the pro forma statements of operations for the six months ended June 30, 1995 and the year ended December 31, 1994 give effect to the sale of Registrant's Monterey Village Apartments property. The adjustments related to the pro forma balance sheet assume the transaction was consummated at June 30, 1995, while the adjustments to the pro forma statements of operations assume the transaction was consummated at the beginning of the period presented.

     The pro forma adjustments required are to eliminate the assets, liabilities and operating activity of Registrant's
Monterey Village Apartments property and to reflect consideration received for the property.

     These pro forma adjustments are not necessarily reflective of the results that actually would have occurred if the sale had been in effect as of and for the period presented or what may be achieved in the future.



                          CENTURY PROPERTIES GROWTH FUND XXII

                          Pro Forma Balance Sheet (Unaudited)
                                     June 30, 1995


                                                 Pro Forma
                                Historical      Adjustments      Pro Forma

Assets

Cash and cash equivalents      $  1,607,000    $   (154,000)   $  1,453,000
Restricted cash                     500,000               -         500,000
Other assets                      1,549,000       2,795,000       4,344,000 (a)

Real Estate:
 Real estate                   $140,113,000     (11,911,000)    128,202,000
 Accumulated depreciation       (46,044,000)      3,603,000     (42,441,000)
                               ------------    ------------    ------------

Real estate, net                 94,069,000      (8,308,000)     85,761,000

Deferred financing costs, net       675,000        (221,000)        454,000
                               ------------    ------------    ------------

 Total assets                  $ 98,400,000    $ (5,888,000)   $ 92,512,000
                               ============    ============    ============

Liabilities and Partners' Equity

Notes payable                  $ 80,576,000    $ (7,371,000)   $ 73,205,000
Accrued expenses and
 other liabilities                2,218,000         (52,000)      2,166,000
                               ------------    ------------    ------------

  Total liabilities              82,794,000      (7,423,000)     75,371,000
                               ------------    ------------    ------------

Commitments and Contingencies

Partners' Equity:

General partner                  (7,243,000)        184,000      (7,059,000)
Limited partners (82,848
 units outstanding at
   June 30, 1995 and
   December 31, 1994)            22,849,000       1,351,000      24,200,000
                               ------------    ------------    ------------

  Total partners' equity         15,606,000       1,535,000      17,141,000
                               ------------    ------------    ------------

  Total liabilities and
   partners' equity            $ 98,400,000    $ (5,888,000)   $ 92,512,000
                               ============    ============    ============

(a) Other assets include a $2,836,000 receivable from the sale.


                          CENTURY PROPERTIES GROWTH FUND XXII


                      Pro Forma Statement of Operations (Unaudited)
                          For the Six Months Ended June 30, 1995


                                                 Pro Forma
                                Historical      Adjustments      Pro Forma

Revenues:

   Rental                      $ 10,253,000    $   (828,000)    $ 9,425,000
   Interest income                   53,000               -          53,000
                               ------------    ------------    ------------

     Total revenues              10,306,000        (828,000)      9,478,000
                               ------------    ------------    ------------


Expenses:

   Operating                      4,901,000        (391,000)      4,510,000
   Interest                       3,815,000        (316,000)      3,499,000
   Depreciation                   2,059,000        (163,000)      1,896,000
   General and administrative       122,000               -         122,000
                               ------------    ------------    ------------

     Total expenses              10,897,000        (870,000)     10,027,000
                               ------------    ------------    ------------

Net loss                       $   (591,000)   $     42,000    $   (549,000)
                               ============    ============    ============
Net loss per limited
 partnership unit              $         (6)                   $         (6)
                               ============                    ============




                          CENTURY PROPERTIES GROWTH FUND XXII


                      Pro Forma Statement of Operations (Unaudited)
                          For the Year Ended December 31, 1994



                                                 Pro Forma
                                Historical      Adjustments      Pro Forma


Revenues:

   Rental                      $ 19,603,000    $ (1,571,000)    $  18,032,000
   Interest income                  183,000               -           183,000
                               ------------    ------------     -------------
      Total revenues             19,786,000      (1,571,000)       18,215,000
                               ------------    ------------     -------------
Expenses:

   Operating                     10,353,000        (882,000)        9,471,000
   Interest                       7,927,000        (626,000)        7,301,000
   Depreciation                   4,125,000        (326,000)        3,799,000
   General and administrative       423,000               -           423,000
                               ------------    ------------     -------------
      Total expenses             22,828,000      (1,834,000)       20,994,000
                               ------------    ------------     -------------

Net loss                       $ (3,042,000)   $    263,000     $  (2,779,000)
                               ============    ============     =============

Net loss per limited
  partnership unit             $        (32)                    $         (30)
                               ============                     =============





                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CENTURY PROPERTIES GROWTH FUND XXII

                           By:  Fox Partners IV,
                                its General Partner

                                By:  Fox Capital Management
                                     Corporation,
                                     its Managing Partner


Date:  September 29, 1995             By:   /s/ Michael L. Ashner
                                          Michael L. Ashner,
                                          President